Exhibit 10.9

EXECUTION COPY

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

JOINT AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (FREDDIE MAC MSRS) AND AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AMENDED AND RESTATED PRICING SIDE LETTER

This Joint Amendment No. 4 to Loan and Security Agreement and Amendment No. 3 to Pricing Side Letter (this “Amendment”) is made as of this 21th day of October, 2020, by and among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (the “Lender”), PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”) and PENNYMAC LOAN SERVICES, LLC (the “ Borrower” and the “Servicer”), and amends that certain Loan and Security Agreement, dated as of February 1, 2018, as amended by Amendment No. 1, dated as of January 29, 2020, Amendment No. 2, dated as of April 1, 2020, and Amendment No. 3, dated as of April 24, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Lender, the Guarantor and the Borrower, and that certain Loan and Security Agreement Amended and Restated Pricing Side Letter, dated as of September 11, 2019, as amended by Amendment No. 1, dated as of April 1, 2020, and Amendment No. 2, dated as of April 24, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter” and Pricing Side Letter, together with the Loan Agreement, the “Agreements”), by and among the Borrower, the Guarantor and the Lender.

WHEREAS, the Administrative Agent, the Lender, the Guarantor and the Borrower have agreed to amend the Loan Agreement and the Pricing Side Letter as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.      Amendments to the Loan Agreement. Effective as of the date hereof:

(a)         Section 1.1 of Schedule I of the Loan Agreement is hereby amended by deleting the defined terms “Default Rate” and “Maturity Date” in their entirety and replacing such terms with the following:

“Default Rate” means, with respect to any Loan for any Interest Period, and any late payment of fees or other amounts due hereunder, the Base Rate for the related Interest Period (or for all successive Interest Periods during which such fees or other amounts were delinquent), plus [*****] per annum.

“Maturity Date” means April 23, 2021.

SECTION 2.      Amendment to the Pricing Side Letter. Effective as of the date hereof:

(a)         Section 1 of the Pricing Side Letter is hereby amended by deleting the defined term “Applicable Margin” in its entirety and replacing it with the following:

“Applicable Margin” means with respect to the Note, (i) prior to the occurrence of an Event of Default, [*****] per annum, and (ii) following the occurrence and during the continuance of an Event of Default [*****] per annum.

SECTION 3.      Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to the Lender incurred in connection with this Amendment, in accordance with Section 3.03 of the Loan Agreement.

SECTION 4.     Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement or the Pricing Side Letter, as applicable.

SECTION 5.      Limited Effect. Except as amended hereby, each Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreements or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreements, any reference in any of such items to the Agreements being sufficient to refer to the Agreements as amended hereby.

SECTION 6.      Representations. In order to induce the Lender and the Administrative Agent to execute and deliver this Amendment, each of the Borrower and the Guarantor hereby represents to the Administrative Agent and the Lender that as of the date hereof, (i) each of the Borrower and the Guarantor is in full compliance with all of the terms and conditions of the Facility Documents and remains bound by the terms thereof, and (ii) no default or event of default has occurred and is continuing under the Facility Documents.

SECTION 7.      Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall be applicable).

SECTION 8.     Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed in any number of counterparts and all of such counterparts shall be an original, but all of which shall together constitute one and the same instrument.  The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including but not limited to DocuSign.

SECTION 9.      Miscellaneous.

(a)         This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(b)         The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.

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IN WITNESS WHEREOF, the Lender, the Administrative Agent, the Guarantor and the Borrower have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Authorized Signatory

[Joint Amendment No. 4 to Loan and Security Agreement and

Amendment No. 3 to Pricing Side Letter (CS – PLS Freddie)]

PENNYMAC LOAN SERVICES, LLC, as Borrower

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[Joint Amendment No. 4 to Loan and Security Agreement and

Amendment No. 3 to Pricing Side Letter (CS – PLS Freddie)]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[Joint Amendment No. 4 to Loan and Security Agreement and

Amendment No. 3 to Pricing Side Letter (CS – PLS Freddie)]